UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report:

Date of earliest event reported:

DPL Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-9052	31-1163136
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(937) 224-6000

(Former name or former address, if changed since last report)

Item 5.	Other Events.
On February 5, 2004, DPL Inc. announced the appointment of Robert Biggs to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c).	Exhibits.

99.1	Press release of DPL Inc., dated February 5, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.
Date: February 5, 2004	Name: Caroline E. Muhlenkamp
Title: Group Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of DPL Inc., dated February 5, 2004.